CONTACT:     Paul D. Baker
                                                   Comverse Technology, Inc.
                                                   170 Crossways Park Drive
                                                   Woodbury, New York 11797
                                                   (516) 677-7226


         Comverse Technology Reports Second Quarter Fiscal 2003 Results:
                             Sales Of $188,468,000,
         GAAP Loss Per Share Of $0.01, Pro Forma Loss Per Share Of $0.03


WOODBURY, NY, September 8, 2003 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $188,468,000 for the second quarter of fiscal year 2003, ended July 31, 2003, compared to sales of $181,210,000 for the second quarter of fiscal 2002, ended July 31, 2002. Net loss on a generally accepted accounting principles ("GAAP") basis for the second quarter of fiscal 2003 was $1,058,000 ($0.01 per share) compared to net income of $3,923,000 ($0.02 per diluted share) for the second quarter of fiscal 2002. The GAAP results for the second quarter of fiscal 2003 include a charge of $1,564,000 relating to the write-down of investments, a gain of $6,405,000 resulting from the repurchase of $188,458,000 face value of the Company's 1.5% convertible debt and income of $233,000 resulting from the reversal of a previously taken workforce reduction, restructuring and impairment charge. The GAAP results for the second quarter of fiscal 2002 include a charge of $10,968,000 relating to the write-down of investments, a charge of $2,798,000 for workforce reduction, restructuring and impairment and a gain of $31,502,000 resulting from the repurchase of $166,000,000 face value of the Company's 1.5% convertible debt. Excluding these charges and gains, on a pro forma basis, the net loss was $6,132,000 ($0.03 per share) in the second quarter of fiscal 2003 and $12,652,000 ($0.07 per share) in the second quarter of fiscal 2002.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units achieved sequential revenue growth in the second quarter, and we once again generated positive operating cash flow. Our two telecom-focused units, Comverse, our network systems division, and Ulticom, both saw sequential sales growth, despite operating in a carrier capital spending environment that continues to be difficult. Our Verint Systems division achieved record sales and earnings, due primarily to an expansion in its activities relating to digital security and surveillance."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,110,373,000, working capital of $2,095,082,000, total assets of $2,660,617,000 and stockholders' equity of $1,619,475,000.

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


Comverse Technology Second Quarter Results
September 8, 2003
Page Two

Financial highlights at and for the six and three month periods ended July 31, 2003 and prior year comparisons are as follows:


                              Financial Highlights
                      (In thousands, except per share data)

Operations Data (GAAP basis, including certain net gains, net of tax, of $6,840 and $5,074 for the six months and three months ended July 31, 2003, and certain net gains, net of tax, of $1,182 and $16,575 for the six months and three months ended July 31, 2002)

--------------------------------------------------------------------------------
                                Six Months Ended          Three Months Ended
                                   (unaudited)                (unaudited)
--------------------------------------------------------------------------------
                               July 31,      July 31,      July 31,     July 31,
                                 2002          2003          2002         2003
--------------------------------------------------------------------------------
Sales                         $ 392,404     $ 369,020    $ 181,210    $ 188,468
--------------------------------------------------------------------------------
Cost of sales                   171,122       161,697       79,345       81,324
--------------------------------------------------------------------------------
Research and development,
net                             123,757       108,292       60,834       53,804
--------------------------------------------------------------------------------
Selling, general and
administrative                  146,011       125,065       72,498       62,993
--------------------------------------------------------------------------------
Workforce reduction,
restructuring and
impairment charges
(credits)                         2,798          (233)       2,798         (233)
--------------------------------------------------------------------------------
Loss from operations            (51,284)      (25,801)     (34,265)      (9,420)
--------------------------------------------------------------------------------
Interest and other
income, net                      34,105        23,130       39,349       10,588
--------------------------------------------------------------------------------
Income (loss) before
income tax provision            (17,179)       (2,671)       5,084        1,168
--------------------------------------------------------------------------------
Income tax provision              2,474         4,206        1,161        2,226
--------------------------------------------------------------------------------
Net income (loss)             $ (19,653)     $ (6,877)      $ 3,923    $ (1,058)
--------------------------------------------------------------------------------
Income (loss) per share:
--------------------------------------------------------------------------------
Diluted                       $   (0.11)      $ (0.04)       $ 0.02     $ (0.01)
--------------------------------------------------------------------------------
Basic                         $   (0.11)      $ (0.04)       $ 0.02     $ (0.01)
--------------------------------------------------------------------------------
Weighted average shares:
--------------------------------------------------------------------------------
Diluted                         186,762       188,531      187,413      188,844
--------------------------------------------------------------------------------
Basic                           186,762       188,531      186,948      188,844
--------------------------------------------------------------------------------

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


Comverse Technology Second Quarter Results
September 8, 2003
Page Three

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

--------------------------------------------------------------------------------
                              Financial Highlights
                      (In thousands, except per share data)

Operations Data (Pro forma basis, excluding certain net gains, net of tax, of $6,840 and $5,074 for the six months and three months ended July 31, 2003, and certain net gains, net of tax, of $1,182 and $16,575 for the six months and three months ended July 31, 2002)
--------------------------------------------------------------------------------
                                  Six Months Ended          Three Months Ended
                                     (unaudited)                (unaudited)
--------------------------------------------------------------------------------
                             July 31,      July 31,     July 31,     July 31,
                               2002          2003         2002         2003
--------------------------------------------------------------------------------
Sales                         $ 392,404     $ 369,020    $ 181,210    $ 188,468
--------------------------------------------------------------------------------
Cost of sales                   171,122       161,697       79,345       81,324
--------------------------------------------------------------------------------
Research and development,
net                             123,757       108,292       60,834       53,804
--------------------------------------------------------------------------------
Selling, general and
administrative                  146,011       125,065       72,498       62,993
--------------------------------------------------------------------------------
Loss from operations            (48,486)      (26,034)     (31,467)      (9,653)
--------------------------------------------------------------------------------
Interest and other income,
net                              28,964        16,523       18,815        5,747
--------------------------------------------------------------------------------
Loss before income tax          (19,522)       (9,511)     (12,652)      (3,906)
provision
--------------------------------------------------------------------------------
Income tax provision              1,313         4,206            -        2,226
--------------------------------------------------------------------------------
Pro forma net loss             $ (20,835)   $ (13,717)   $ (12,652)    $ (6,132)
--------------------------------------------------------------------------------
Pro forma loss per share:
--------------------------------------------------------------------------------
Diluted                         $ (0.11)      $ (0.07)     $ (0.07)     $ (0.03)
--------------------------------------------------------------------------------
Basic                           $ (0.11)      $ (0.07)     $ (0.07)     $ (0.03)
--------------------------------------------------------------------------------
Weighted average shares:
--------------------------------------------------------------------------------
Diluted                          186,762      188,531      186,948      188,844
--------------------------------------------------------------------------------
Basic                            186,762      188,531      186,948      188,844
--------------------------------------------------------------------------------

Reconciliation of GAAP basis net income (loss) to pro forma basis net loss:
--------------------------------------------------------------------------------
GAAP basis net income (loss)  $ (19,653)     $ (6,877)      $ 3,923    $ (1,058)
--------------------------------------------------------------------------------
Adjustments:
--------------------------------------------------------------------------------
Workforce reduction,
restructuring and
impairment charges                2,798          (233)        2,798        (233)
--------------------------------------------------------------------------------
Write-down of investments        26,361         2,607        10,968       1,564
--------------------------------------------------------------------------------
Gain on extinguishment of
debt                            (31,502)       (9,214)      (31,502)     (6,405)
--------------------------------------------------------------------------------
Income tax provision              1,161             -         1,161            -
--------------------------------------------------------------------------------
Pro forma basis net loss      $ (20,835)    $ (13,717)    $ (12,652)   $ (6,132)
--------------------------------------------------------------------------------
                                    --more--

Comverse Technology Second Quarter Results
September 8, 2003
Page Four

--------------------------------------------------------------------------------

                              Financial Highlights
                                 (In thousands)

 Balance Sheet Data:

--------------------------------------------------------------------------------
                                               January 31,           July 31,
 ASSETS                                           2003                 2003
 ------                                                            (unaudited)
--------------------------------------------------------------------------------
CURRENT ASSETS:
--------------------------------------------------------------------------------
     Cash and cash equivalents                  $ 1,402,783         $ 1,383,340
--------------------------------------------------------------------------------
     Bank time deposits and short-term
         investments                                406,089             727,033
--------------------------------------------------------------------------------
     Accounts receivable, net                       212,953             179,022
--------------------------------------------------------------------------------
     Inventories                                     40,015              40,455
--------------------------------------------------------------------------------
     Prepaid expenses and other current
         assets                                      65,018              54,481
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              2,126,858           2,384,331
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, net                         146,380             137,367
--------------------------------------------------------------------------------
OTHER ASSETS                                        130,421             138,919
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                    $ 2,403,659         $ 2,660,617
--------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
--------------------------------------------------------------------------------
     Accounts payable and accrued expenses        $ 260,810           $ 245,079
--------------------------------------------------------------------------------
     Advance payments from customers                 53,496              41,670
--------------------------------------------------------------------------------
     Other current liabilities                       46,045               2,500
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           360,351             289,249
--------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES                              390,838             577,830
--------------------------------------------------------------------------------
OTHER LIABILITIES                                    19,230              20,860
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                   770,419             887,939
--------------------------------------------------------------------------------
MINORITY INTEREST                                    83,548             153,203
--------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY                              1,549,692           1,619,475
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                  $ 2,403,659         $ 2,660,617
--------------------------------------------------------------------------------

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


Comverse Technology Second Quarter Results
September 8, 2003
Page Five

Conference Call Information

A conference call to discuss the company's results will be conducted Monday, September 8, 2003, at 5:30 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 2579688. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

About Comverse Technology, Inc.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain forward-looking statements that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange

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


Comverse Technology Second Quarter Results
September 8, 2003
Page Six

Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

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